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                                                                  Exhibit 10.65





                      FIRST-AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of June 28, 1996 and amends the Credit Agreement dated as of May 15, 1996 (the "Credit Agreement"), among WELLPOINT HEALTH NETWORKS INC., a Delaware corporation (together with its permitted successors, including the Recapitalized Company, the "Company") each of the financial institutions that is a signatory to the Credit Agreement identified under the caption "BANKS" on the signature pages of the Credit Agreement or that, pursuant to
Section 11.08(a) of the Credit Agreement, shall become a "Bank" under the Credit Agreement (individually, a "Bank" and, collectively, the "Banks"),
BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as administrative and bid agent for the Banks (in such capacity, and together with any successor administrative and bid loan agent, the "Administrative Agent"), NATIONSBANK OF TEXAS, N.A., as syndication agent for the Banks (in such capacity, and together with any successor syndication agent, the "Syndication Agent"), and CHEMICAL BANK, as documentation agent for the Banks (in such capacity, and together with any successor documentation agent, the "Documentation Agent").

         The Company and the Banks desire to amend the credit Agreement as provided in this Amendment.

         1. Defined Terms. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Credit Agreement and the rules of interpretation set forth in Sections 1.02 and 1.03 of the Credit Agreement shall be applicable to this Amendment.

         2. Amendment. Section 8.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "8.10 Minimum Net Worth. The Company shall not at any time permit its Net Worth to be less than an amount equal to the sum of (a) $570,000,000, plus (b) fifty percent (50%) of the Company's positive net income for each fiscal quarter after March 31, 1996."

         3. Company's Representations and Warranties. The Company represents and warrants to the Agents and each Bank that:

                 (a) the representations and warranties made by the Company in the Credit Agreement were true and correct when made;

                 (b) the representations and warranties made by the Company in Article VI of the Credit Agreement are true and correct as of the date of effectiveness of this Amendment as if made on such date (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date);
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         (c)     upon the date of effectiveness of this Amendment no Default under the Credit Agreement has occurred and is continuing;

         (d) this Amendment constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors, rights generally or by equitable principles relating to enforceability; and

         (e) the execution and delivery by the Company of this Amendment, does not or will not (i) contravene the terms of any of the Company's organization documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which the Company is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or its Property is subject; or (iii) violate any Governmental Rule, except where such violation would not reasonably be expected to have a material Adverse Effect.

         4. Conditions to Effectiveness. This Amendment shall be and become effective upon the execution and delivery by the parties of this Amendment.

         5.      Reference to and Effect on the Credit Agreement.

                 (a) Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                 (b) This Amendment shall be construed as one with the Credit Agreement, and the Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

         6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA PROVIDED THAT THE AGENTS AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         7. Expenses. Without limiting any provision of the Credit Agreement, the Company agrees to pay or reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses of the Administrative Agent (including all Attorney Costs incurred by the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.




                                       - 2 -
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         8.      Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of its parties and their respective successors and permitted assigns.

         9. Counterparts. This Amendment may be executed in any number of counterparts all of which when taken together shall constitute one and the same instrument and any of the parties to this Amendment may execute this Amendment by signing any such counterpart.




                                       - 3 -
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         IN WITNESS WHEREOF, the parties to this Amendment have caused this
Amendment to be duly executed as of the day and year first above written.



                                       "COMPANY"

                                       WELLPOINT HEALTH NETWORK

                                       By:   /s/ YON Y. JORDEN
                                          --------------------------------
                                          Name:  Yon Y. Jorden
                                          Title: Chief Financial Officer

                                       "AGENTS"

                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION, as
                                         Administrative Agent

                                       By: /s/ CHRISTINE CORDI
                                          --------------------------------
                                               Christine Cordi
                                               Vice President

                                       NATIONSBANK OF TEXAS, N.A., as
                                       Syndication Agent

                                       By: /s/ BRAD W. DeSPAIN
                                          --------------------------------
                                               Brad W. DeSpain
                                               Vice President

                                       CHEMICAL BANK,
                                       as Documentation Agent

                                       By: /s/ DAWN LEE LUM
                                          --------------------------------
                                               Dawn Lee Lum
                                               Vice President

                                       "BANKS"

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION

                                       By: /s/ KENNETH J. BECK
                                          ------------------------------------
                                               Kenneth J. Beck
                                               Vice President


                                       NATIONSBANK OF TEXAS, N.A.


                                       By: /s/ BRAD W. DeSPAIN
                                          ------------------------------------
                                               Brad W. DeSpain
                                               Vice President

                                       CHEMICAL BANK


                                       By: /s/ DAWN LEE LUM
                                          ------------------------------------
                                               Dawn Lee Lum
                                               Vice President

                                       ABN AMRO BANK N.V.
                                       Los Angeles International Branch,
                                       as a Bank and as a Co-Agent

                                       By:  ABN AMRO North America, Inc.,
                                            as agent

                                       By:   /s/ DAVID J. STASSEL
                                          ------------------------------------
                                          Name:  David J. Stassel
                                          Title: Vice President and Director

                                       By:   /s/ JOHN A. MILLER
                                          ------------------------------------
                                          Name:  John A. Miller
                                          Title: Group Vice President/Director


                                       THE BANK OF NEW YORK,
                                          as a Bank and as a Co-Agent

                                       By:   /s/ LISA Y. BROWN
                                          ------------------------------------
                                          Name:  Lisa Y. Brown
                                          Title: Vice President

                                     THE BANK OF NOVA SCOTIA,
                                     as a Bank and as a Co-Agent

                                     By:   /s/ ALAN W. PENDERGAST
                                       --------------------------------
                                        Name:  Alan W. Pendergast
                                        Title: Relationship Manager

                                     BANQUE NATIONALE DE PARIS,
                                     as a Bank and as a Co-Agent

                                     By:   /s/ CLIVE BETTLES
                                        --------------------------------
                                        Name:  Clive Bettles
                                        Title: Senior Vice President & Manager


                                     By:   /s/ MITCHELL M. OZAWA
                                        --------------------------------
                                        Name:  Mitchell M. Ozawa
                                        Title: Vice President

                                     DEUTSCHE BANK AG
                                     Los Angeles Branch and/or
                                     Cayman Islands Branch;
                                     as a Bank and as a Co-Agent

                                     By:   /s/ J. SCOTT JESSUP
                                        --------------------------------
                                        Name:  J. Scott Jessup
                                        Title: Vice President

                                     By:   /s/ ROSS A. HOWARD
                                        --------------------------------
                                        Name:  Ross A. Howard
                                        Title: Director

                                     MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK,
                                     as a Bank and as a Co-Agent

                                     By:   /s/ ROBERT M. OSIESKI
                                        --------------------------------
                                        Name:  Robert M. Osieski
                                        Title: Vice President

                                       THE LONG-TERM CREDIT BANK OF JAPAN,
                                       as a Bank and as a co-Agent

                                       By:   /s/ Y. KAMISAWA
                                          --------------------------------
                                          Name:  Yutaka Kamisawa
                                          Title: Deputy General Manager


                                       BANCA DI ROMA

                                       By:   /s/ CLAUDIO DE LUCA
                                          --------------------------------
                                          Name:  Caludio De Luca
                                          Title:


                                       By:   /s/ AUGUSTO BIANCHI
                                          --------------------------------
                                          Name:  Augusto Bianchi
                                          Title:



                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By:   /s/ JAY G. SEPANSKI
                                          --------------------------------
                                          Name:  Jay G. Sepanski
                                          Title: Corporate Banking Officer


                                       KREDIETBANK NV


                                       By:   /s/ ROBERT SPAUFFER
                                          --------------------------------
                                          Name:  Robert Spauffer
                                          Title: Vice President

                                       By:   /s/ RAYMOND F. MURRAY
                                          --------------------------------
                                          Name:  Raymond F. Murray
                                          Title: Vice President

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                                       COOPERATIVE CENTRALE RAIFFEISEN
                                       BOERENLEENBANK B.A. "RABOBANK
                                       NEDERLAND" NEW YORK BRANCH

                                       By:   /s/ RICHARD J. CERF
                                          --------------------------------
                                          Name:  RICHARD CERF
                                          Title: Vice President


                                       By:   /s/ IAN REECE
                                          --------------------------------
                                          Name:  IAN REECE
                                          Title: Vice President

                                       UNION BANK OF CALIFORNIA

                                       By:   /s/ JENNIFER L. BANKS
                                          --------------------------------
                                          Name:  Jennifer L. Banks
                                          Title: Vice President


                                       CREDIT SUISSE


                                       By:   /s/ MARK A. SAMPSON
                                          --------------------------------
                                          Name:  Mark A. Sampson
                                          Title: Associate


                                       By:   /s/ MARILOU PALENZUELA
                                          --------------------------------
                                          Name:  Marilou Palenzuela
                                          Title: Member of Senior Management


                                       THE SANWA BANK, LIMITED

                                       By:   /s/ KAREN WICKS COLEMAN
                                          --------------------------------
                                          Name:  Karen Wicks Coleman
                                          Title: Assistant Vice President
                                                 and Manager


                                       THE SUMITOMO BANK, LIMITED

                                       By:   /s/ GORO HIRAI
                                          --------------------------------
                                          Name:  Goro Hirai
                                          Title: Joint General Manager
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                                       SWISS BANK CORPORATION

                                       By:   /s/ THOMAS R. SALZANO
                                          --------------------------------
                                          Name:  Thomas R. Salzano
                                          Title: Banking Finance Support, N.A.


                                       By:   /s/ SABINA WU
                                          --------------------------------
                                          Name:  Sabina Wu
                                          Title: Director, Credit Risk
                                                 Management, N.A.


                                       BANK OF MONTREAL

                                       By:   /s/ IRENE M. GELLER
                                          --------------------------------
                                          Name:  Irene M. Geller
                                          Title: Director


                                       BANKERS TRUST COMPANY

                                       By:   /s/ MARY JO JOLLY
                                          --------------------------------
                                          Name:  Mary Jo Jolly
                                          Title: Assistant Vice President


                                       CIBC INC.

                                       By:   /s/ STEPHEN D. REYNOLDS
                                          --------------------------------
                                          Name:  Stephen D. Reynolds
                                          Title: Authorized Signatory


                                       CREDIT LYONNAIS
                                       New York Branch

                                       By:   /s/ FARBOUD TAVANGAR
                                          --------------------------------
                                          Name:  Farboud Tavangar
                                          Title: Vice President

                                       THE DAI-ICHI KANGYO BANK, LTD.
                                       Los Angeles Agency

                                       By:   /s/ T. NOZAKI
                                          --------------------------------
                                          Name:  Tomohiro Nozaki
                                          Title: Sr. Vice President &
                                                 Joint General Manager

                                       FLEET NATIONAL BANK

                                       By:   /s/ GINGER STOLZENTHALER
                                          --------------------------------
                                          Name:  Ginger Stolzenthaler
                                          Title: Vice President


                                       THE FUJI BANK, LIMITED

                                       By:   /s/ NOBUHIRO UMEMURA
                                          --------------------------------
                                          Name:  Nobuhiro Umemura
                                          Title: Joint General Manager


                                       THE INDUSTRIAL BANK OF JAPAN, LTD.
                                       Los Angeles Agency

                                       By:   /s/ TOSHINARI IYODA
                                          --------------------------------
                                          Name:  Toshinari Iyoda
                                          Title: Senior Vice President


                                       MELLON BANK, N.A.

                                       By:   /s/ ROBERT T. HARKINS
                                          --------------------------------
                                          Name:  Robert T. Harkins
                                          Title: Vice President